April  13,  1999
Fellow  Sextant  Growth  Fund  Shareowners:
The recent appreciation of Sextant Growth Fund (today's price is $14.05 per share) prompts me to write about the Fund and the current high markets. First, the good news. FOR CALENDAR 1999 TO DATE, SEXTANT GROWTH FUND IS UP 32.9%. For the past twelve months, its total return of 43.1% puts it among the very top performers of all growth mutual funds.
Now, the not-so-good news. Generally, returns are exceptionally good (or bad) only when above-average risk is involved. In the case of the Sextant Growth Fund, the risk now is higher than average, because the Fund's investments are concentrated in just a few stocks. In a market where several sectors appear overheated relative to historical valuations, I think it is important that you are aware of the Fund's current profile.
Most importantly, our position in Charles Schwab & Co. (the world's largest brokerage firm, in terms of market value) represents 34.2% of the Fund's portfolio. This stock, propelled by its leading position in Internet trading, has appreciated from a low of $20/share in the last year to $150/share today. We have, of course, profits in almost every stock held in the Fund, but none as spectacular as Schwab. Significant percentages are also in Washington Mutual Bank (5.9% of the portfolio) and America OnLine (5.7% of the portfolio). Thus, just three securities, Charles Schwab, Washington Mutual Bank and America OnLine, make up 45.8% of the Sextant Growth Fund portfolio. I am pleased to continue these holdings. They are substantially responsible for the Fund's recent performance. I expect that these companies will continue to perform well over the next several years, although any stock can falter in the short-term. I simply wished to alert you that, because of these recent gains, the Fund as a whole is somewhat reduced in the protections normally afforded by a widely diversified portfolio.
Thank you for your confidence in the Sextant Growth Fund, we appreciate your continued investment in the Fund.
Respectfully  yours,
/s/  Nicholas  Kaiser
Nicholas  Kaiser,  Portfolio  Manager
Sextant  Growth  Fund